                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                              [AMENDMENT NO. ____]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12


                                 NETSTAFF, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.       Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------

      2.       Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------

      4.       Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------

      5.       Total fee paid:

               ---------------------------------------------------------------

[ ]   Fees paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.       Amount Previously Paid:
                                        ----------------------------------------
      2.       Form, Schedule or Registration Statement No.:
                                                              ------------------
      3.       Filing Party:
                              --------------------------------------------------
      4.       Date Filed:
                             ---------------------------------------------------

                                 NETSTAFF, INC.
                          990 STEWART AVENUE, SUITE 420
                           GARDEN CITY, NEW YORK 11530



Dear Shareholder:

         You are cordially invited to attend a special meeting of the shareholders of NetStaff, Inc. to be held on July 15, 2002, at 10:00 a.m. local time at 990 Stewart Avenue, Suite 420, Garden City, New York 11530. All holders of our common stock as of the close of business on June 20, 2002 are entitled to vote at the special meeting.

         At the special meeting, you will be asked to consider and vote upon matters described in the accompanying notice of special meeting of shareholders and proxy statement.

         We hope you will be able to attend the special meeting. Whether or not you plan to attend, please sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the special meeting.

                                           Sincerely,


                                           /S/ Marc K. Swickle
                                           -------------------------------------
                                           Marc K. Swickle,
                                           Chief Executive Officer and President

Garden City, New York
June 28, 2002

                                 NETSTAFF, INC.
                          990 STEWART AVENUE, SUITE 420
                           GARDEN CITY, NEW YORK 11530

                             ----------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 15, 2002

To Our Shareholders:

         You are cordially invited to attend a special meeting of shareholders of NetStaff, Inc., an Indiana corporation, which will be held at 990 Stewart Avenue, Suite 420, Garden City, New York 11530, on July 15, 2002 at 10:00 a.m. local time for the following purposes:

         1. To consider and approve the reincorporation of NetStaff in the State of Delaware;

         2. If the proposal to reincorporate NetStaff in the State of Delaware is not approved by the shareholders or if the proposal is approved and NetStaff receives demands for exercise of dissenters' rights that exceed the maximum amount established by our board of directors and the board of directors elects not to proceed with the reincorporation, to consider and approve an amendment to the articles of incorporation of NetStaff to increase the authorized number of shares of capital stock and to change the name of our company to Financial Systems, Group, Inc.; and

         3. To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         Our board of directors has fixed the close of business on June 20, 2002 as the record date for determining those shareholders who will be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. A list of shareholders entitled to vote at the special meeting will be available for inspection at our executive offices. Shareholders attending the special meeting whose shares are held in the name of a broker or other nominee and who desire to vote in person at the special meeting should bring with them a legal proxy.

         Accompanying this notice are a proxy card and a proxy statement. PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. As described in the proxy statement, the proxy may be revoked at any time prior to its exercise at the special meeting.

                                            By Order of the board of directors,

                                            /S/ Howard Berger
                                            -----------------------------------
                                            Howard Berger, Secretary
Garden City, New York
June 28, 2002

         YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. RETURNING THE SIGNED PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, IF YOU SO DESIRE, BUT WILL HELP US TO SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                 NETSTAFF, INC.
                          990 STEWART AVENUE, SUITE 420
                           GARDEN CITY, NEW YORK 11530

                             ----------------------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 15, 2002

                             ----------------------


         You are cordially invited to attend the special meeting of shareholders of NetStaff, Inc., an Indiana corporation, which will be held at 990 Stewart Avenue, Suite 420, Garden City, New York 11530, on July 15, 2002 at 10:00 a.m. local time, and any adjournment or postponement thereof. This proxy statement and accompanying proxy card are first being mailed to shareholders on or about June 28, 2002. This proxy statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the special meeting, or at any adjournment or postponement thereof, for the purpose set forth below.

                  PURPOSE OF THE SPECIAL MEETING; VOTING RIGHTS

         At the special meeting, action will be taken on the following proposals:

         o Proposal 1 - To consider and approve the reincorporation of NetStaff in the State of Delaware. The reincorporation will be effected through a merger of NetStaff with and into NetStaff's wholly-owned Delaware subsidiary, Financial Systems Group, Inc. This proposal requires the affirmative vote of a majority of the outstanding shares of common stock as of the record date, present in person or represented by proxy and entitled to vote at the special meeting.

         o Proposal 2 - If the proposal to reincorporate NetStaff in the State of Delaware is not approved by the shareholders or if the proposal is approved and NetStaff receives demands for exercise of dissenters' rights that exceed the maximum amount established by our board of directors and the board of directors elects not to proceed with the reincorporation, to consider and approve amendments to the articles of incorporation of NetStaff: (a) to increase the authorized number of shares of common stock of NetStaff to 350,000,000 shares of common stock, par value $0.001 per share; and (b) to change the name of NetStaff to Financial Systems Group, Inc. If the proposal to reincorporate NetStaff in the State of Delaware is not approved by the shareholders or if the proposal is approved and the board of directors elects not to proceed with the reincorporation, if a quorum is present, this Proposal 2 will be approved if the number of votes cast in favor of this proposal exceeds the number of votes cast opposing this proposal. If the proposal to reincorporate NetStaff in the State of Delaware is approved by the shareholders and our board of directors elects to proceed with the reincorporation, this Proposal 2 will not be considered.

                     SUMMARY OF THE REINCORPORATION PROPOSAL

         This summary highlights selected information about the proposal to reincorporate in Delaware and may not contain all of the information that is important to you. To better understand this proposal and for a complete description of the legal terms of the reincorporation, you should read this entire proxy statement carefully, as well as those additional documents to which we have referred you. Questions or requests for assistance may be directed to Marc Swickle, our President, at (516) 228-0070.

PRINCIPAL TERMS

         o In order to reincorporate as a Delaware corporation, NetStaff will merge with and into Financial Systems Group, its wholly-owned Delaware subsidiary. Financial Systems Group will be the corporation that survives the reincorporation merger.

         o Financial Systems Group will succeed to all of the rights, properties and assets and assume all of the liabilities of NetStaff, which will cease to exist as a result of the reincorporation merger. The principal office, business, management and capitalization of Financial Systems Group will remain substantially the same as those of NetStaff.

         o Upon the effectiveness of the reincorporation merger, except for any dissenting shares (as described in this proxy statement), every share of common stock of NetStaff will automatically be converted into one share of common stock of Financial Systems Group. The existing stock certificates of NetStaff will serve as valid stock certificates for Financial Systems Group.

         o When NetStaff is reincorporated in Delaware, NetStaff will become subject to the corporate laws of the State of Delaware and will no longer be subject to the corporate laws of the State of Indiana. We have highlighted below many of the differences in the corporate laws of these two states.

         o Although your rights as a stockholder will be governed by the laws of the State of Delaware, the certificate of incorporation and bylaws of Financial Systems Group will be substantially the same as the current articles of incorporation, as amended, and bylaws of NetStaff.

RECOMMENDATION OF NETSTAFF'S BOARD OF DIRECTORS

         Our board of directors has unanimously approved the reincorporation merger, the related agreement and plan of merger and the resulting reincorporation of NetStaff in the State of Delaware and has determined that the terms of each are in the best interests of NetStaff. Our board of directors unanimously recommends that you vote FOR the reincorporation proposal.

VOTE REQUIRED/CONDITIONS

         The approval of a majority of the outstanding shares of common stock of NetStaff as of the record date for the special meeting is required to approve the reincorporation merger, the related agreement and plan of merger and the resulting reincorporation of NetStaff in the State of Delaware. However, before the reincorporation becomes effective, our board of directors may decide not to cause the reincorporation to occur if, for any reason, the board of directors determines that the reincorporation is no longer in the best interests of NetStaff and its shareholders or if NetStaff receives demands for the exercise of dissenters' rights from holders of shares of common stock representing more than five percent of NetStaff's issued and outstanding shares of common stock.

FINANCIAL CONDITION OF FINANCIAL SYSTEMS GROUP

         On May 17, 2002, MAT Trading Corp., a New York corporation, was merged with and into Financial Systems Group, which at that the time of the merger was called NSI Acquisition Corporation. As a result of this merger, the separate existence of MAT Trading Corp. ceased and Financial Systems Group succeeded to all of the rights, properties, assets and business operations of MAT Trading Corp. and assumed all of the liabilities of MAT Trading Corp. As a result of this merger transaction, Financial Systems Group became the operating subsidiary of NetStaff.

         Financial Systems Group is in the business of providing securities trading services to high-volume individual and institutional traders for up to 100 on-site traders and virtually unlimited remote traders with the goal of providing individual traders, institutions and brokerage firms with a competitively-priced and efficient means of executing transactions by integrating front-end trading technology with back office and clearing system software. In 2001, Financial Systems Group (formerly MAT Trading Corp.) executed over 200,000 orders having in excess of $4.5 billion in market value and the company's services covered all major United States security exchanges. Since May 17, 2002, Financial Systems Group has continued the operations of MAT Trading Corp. in substantially the same manner as conducted prior to the merger. Prior to May 17, 2002, Financial Systems Group had no material assets and no business operations.

         Upon consummation of the reincorporation merger, Financial Systems Group will succeed to the rights, properties and assets and assume the liabilities of NetStaff, and its financial statements will be substantially identical to NetStaff's financial statements, the only differences being those appropriate to reflect NetStaff's new corporate identity and the merger of MAT Trading Corp. with and into Financial Systems Group.

HOW TO VOTE

         Shares held directly in your name as the "Shareholder Of Record" may be voted in person at the special meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you currently plan to attend the special meeting, we recommend that you also submit your proxy card as described below so that your vote will be counted if you later decide not to attend the special meeting. Shares held in street name may be voted in person by you only if you obtain a signed legal proxy from the record holder giving you the right to vote the shares.

         Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is voted by any one of the following actions:

         o executing and returning a proxy bearing a later date to the secretary of NetStaff at NetStaff's principal executive offices;

         o        giving notice of such revocation to the secretary of NetStaff;
                  or

         o        by attending the special meeting and voting in person.

SHARE CERTIFICATES

         You will not have to exchange your existing stock certificates for stock certificates of Financial Systems Group.

DISSENTERS' RIGHTS AVAILABLE

         Dissenters' rights will be available to shareholders who dissent from the reincorporation merger and perfect their demand for dissenters' rights in accordance with the applicable provisions of the Indiana Business Corporation Law, and have not effectively withdrawn or lost those rights. A discussion of these rights are set forth below.

                                PROXY INFORMATION

         Your vote is important. Shareholders may sign, date and mail their proxy cards in the postage-paid envelope provided. A shareholder of NetStaff who has submitted a proxy card may revoke it at any time before it is voted, but only by executing and returning to the secretary of NetStaff at 990 Stewart Avenue, Suite 420, Garden City, New York 11530, a proxy card bearing a later date, by giving notice of revocation to the secretary of NetStaff, or by attending the special meeting and voting in person. Attendance at the special meeting does not, by itself, revoke a proxy.

         NetStaff may send only one copy of the proxy statement to multiple shareholders that share the same address. Upon written or oral request, NetStaff will promptly supply such shareholders additional copies of the proxy statement. These requests should be made by contacting NetStaff's principal executive offices at 990 Stewart Avenue, Suite 420, Garden City, New York 11530 or by telephone at (516) 228-0070, Attention: Investor Relations. If shareholders sharing the same address are receiving multiple copies of annual reports or proxy statements, such shareholders can request delivery in the future of only a single copy of the annual reports or proxy statements by contacting NetStaff at the above address.

SHAREHOLDERS ENTITLED TO VOTE, OUTSTANDING SHARES AND QUORUM

         Holders of record of the common stock of NetStaff at the close of business on the record date, June 20, 2002, are entitled to notice of and to vote at the special meeting. On the record date, there were 93,700,000 shares of common stock and no shares of preferred stock issued and outstanding. Each share of common stock is entitled to one vote on each matter brought before the special meeting. The presence in person or by proxy of holders of a majority of the issued and outstanding common stock as of the record date will constitute a quorum at the special meeting. If a quorum should not be present, the special meeting may be adjourned from time to time until a quorum is obtained.

         Shares of our common stock represented in person or by proxy, as well as abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the special meeting. Abstentions by shareholders represented at the special meeting will also have the same effect as a vote against the reincorporation proposal since this proposal requires the affirmative vote of the holders of a majority of our common stock on the record date present in person or represented by proxy and entitled to vote at the special meeting. Abstentions and broker non-vote will have no effect on the proposal to amend NetStaff's articles of incorporation.

         If you do not vote your shares on non-routine matters held through a broker and your broker does not vote them, the votes will be "broker non-votes." Broker non-votes will count as a vote against the reincorporation proposal and will have no effect on any other matter that may be voted on at the meeting.

CHANGE IN CONTROL SINCE THE BEGINNING OF THE LAST FISCAL YEAR

         On May 17, 2002, pursuant to and in accordance with an Agreement and Plan of Merger dated as of May 16, 2002 by and among NetStaff, NSI Acquisition Corporation (later renamed Financial Systems Group), MAT Trading Corp., Marc K. Swickle, Michelle Berger, Asi Levy, Tuvia Levy and Darren Klein, an aggregate of 80,000,000 shares of common stock of NetStaff were issued directly to the shareholders of MAT Trading Corp. as consideration for the merger of MAT Trading Corp. with and into NetStaff's subsidiary NSI Acquisition Corporation, on the basis of eight shares of NetStaff's common stock for each issued and outstanding share of MAT Trading Corp. common stock. Upon the effectiveness of the merger, all issued and outstanding shares of MAT Trading Corp. capital stock were cancelled. As a result of the merger and as a result of ownership of shares of common stock of NetStaff by the former MAT Trading Corp. shareholders, certain of the former shareholders of MAT Trading Corp. became entitled to exercise voting control over NetStaff. Immediately prior to such time, no identifiable person or group of persons had voting control over NetStaff. Certain of the former MAT Trading Corp. shareholders together acquired control of NetStaff pursuant to the merger, and their names and respective holdings of the common stock of NetStaff are as follows: Marc K. Swickle, 25,600,000 shares; Michelle Berger, 25,600,000 shares; Asi Levy, 6,835,552 shares; Tuvia Levy, 6,835,552 shares; and Darren Klein, 12,000,000 shares.

         As of May 17, 2002, NetStaff had approximately 93,700,000 shares of common stock outstanding. As of that date, the individuals listed above beneficially owned an aggregate of 76,871,104 shares of NetStaff's common stock. Based upon this ownership, as of May 17, 2002, these individuals together beneficially owned approximately 82% of NetStaff's common stock, and held an equivalent percentage of the voting power over all matters on which the holders of NetStaff's common stock are entitled to vote.

         Consequently, the individuals listed above have sufficient voting power to control the outcome of all corporate matters submitted to the vote of NetStaff's shareholders. Those matters could include the election of directors, changes in the size and composition of the board of directors (and, thereby, the qualification and appointment of officers of NetStaff), and mergers and other business combinations involving NetStaff including the proposal to reincorporate NetStaff in the State of Delaware and the proposal to amend the articles of incorporation of NetStaff. In addition, through their control of the board of directors and voting power, the individuals listed above may be able to control certain decisions, including decisions with respect to NetStaff's dividend policy, access to capital (including borrowing from third-party lenders and the issuance of additional equity securities), and the acquisition or disposition of assets by NetStaff. Further, the concentration of voting power in the individuals listed above could have the effect of delaying or preventing a change in control of NetStaff and may affect the market price of NetStaff's common stock.

         Upon the consummation of the merger of MAT Trading Corp. with and into Financial Systems Group, (a) Marc Swickle, the former chief executive officer and president of MAT Trading Corp., became the chief executive officer and president of Financial Systems Group and NetStaff, (b) Howard Berger, the former chief financial officer of MAT Trading Corp., became the chief financial officer of Financial Systems Group and NetStaff, and (c) David Klein, the former chief information officer of MAT Trading Corp., became the chief information officer of Financial Systems Group and NetStaff. Additionally, on June 27, 2002, Marc K. Swickle, Howard Berger, Tuvia Levy and Darren Klein were appointed as directors of NetStaff.

                                   PROPOSAL 1
              REINCORPORATION OF NETSTAFF IN THE STATE OF DELAWARE

         Our board of directors has unanimously approved the reincorporation merger and recommends that the shareholders approve and adopt the related agreement and plan of merger and the resulting reincorporation of NetStaff in the State of Delaware. The reincorporation proposal will be effected by merging NetStaff with and into Financial Systems Group, its wholly-owned subsidiary incorporated in the State of Delaware, pursuant to an agreement and plan of merger to be entered into by and between NetStaff and Financial Systems Group. The form of Agreement and Plan of Merger is included as Exhibit A to this proxy statement.

         Financial Systems Group is the wholly-owned subsidiary of NetStaff, incorporated in the State of Delaware for the purposes of consummating the merger with MAT Trading Corp. and effecting the reincorporation of NetStaff in Delaware. The assets of Financial Systems Group prior to the reincorporation merger are the assets acquired by Financial Systems Group pursuant to the merger with MAT Trading Corp. The current business operations of Financial Services Group are the same as conducted by MAT Trading Corp. prior to the merger. In the reincorporation, NetStaff will merge with and into Financial Systems Group, and Financial Systems Group will be the corporation surviving the merger. The address of the principal executive offices of the surviving corporation will remain 990 Stewart Avenue, Suite 420, Garden City, New York, 11530.

REASONS FOR THE REINCORPORATION

         Our board of directors believes that the reincorporation in Delaware will provide added flexibility for both the management and business of NetStaff. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate a corporation business. This environment should enhance NetStaff's operations and its ability to effect future acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Delaware law, resulting in greater predictability with respect to corporate legal affairs. As such, various major companies have either incorporated or have subsequently reincorporated in Delaware.

         In addition, our board of directors believes that the reincorporation in Delaware will allow for a much needed increase in authorized shares of common stock of NetStaff. As discussed below, in connection with the reincorporation merger every outstanding share of common stock of NetStaff will be automatically converted into one share of common stock of Financial Systems Group. The restated certificate of incorporation of Financial Systems Group authorizes the issuance of up to 350,000,000 shares of common stock. Accordingly, as a result of the reincorporation the amount of authorized but unissued common stock increases from 6,300,000 shares to 256,300,000. An increase in the amount of authorized but unissued shares of common stock is critical to NetStaff in light of the issuances of our 12% Convertible Secured Debentures and related warrants. These debentures and warrants are convertible into or exercisable for shares of our common stock. After taking into account the number of shares of common stock currently outstanding or issuable upon exercise of our outstanding derivative securities, the number of authorized shares of common stock provided for in our articles of incorporation (prior to the reincorporation merger) is not sufficient to satisfy our obligations to issue shares of common stock to the debenture and warrant investors upon conversion of the debentures and upon exercise of the warrants.

         Consequently, the agreements we entered into in connection with our offerings of debentures and warrants required us to, among other things, reserve subject to shareholder approval of an increase in authorized shares (whether through the reincorporation merger or through an amendment to the current articles of incorporation of NetStaff) the shares of common stock underlying the debentures and warrants no later than July 15, 2002. If we are unsuccessful in increasing our authorized number of shares of common stock by that date, we will be in default under these agreements and could face significant adverse consequences. Those consequences including, among other things, the holders of the debentures and warrants requiring us to pay substantial penalties, requiring us to repay the debentures at a substantial premium and/or foreclosing upon their security interests in our assets. Any of these events could have a material adverse effect on our business, operating results, financial condition and cash flow.

THE REINCORPORATION MERGER

         The reincorporation will be effected through the reincorporation merger. As a result of the reincorporation merger, NetStaff will be merged into Financial Systems Group which will succeed to all of the rights, properties, assets and liabilities of NetStaff. The terms and conditions of the reincorporation merger are set forth in the Agreement and Plan of Merger, and the summary of the terms and conditions of the reincorporation merger set forth below is qualified by reference to the full text of the Agreement and Plan of Merger included as Exhibit A to this proxy statement.

         Following the reincorporation, the composition of the board of directors of NetStaff will remain the same, and the rights of stockholders and NetStaff's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and the restated certificate of incorporation and bylaws of Financial Systems Group rather than by the Indiana Business Corporation Law (the "IBCL") and the articles of incorporation, as amended, and bylaws of NetStaff. Set forth below, under the heading "Delaware and Indiana Corporate Laws," is a comparison of the material rights of shareholders and matters of corporate governance before and after the reincorporation in Delaware.

         The restated certificate of incorporation and bylaws of Financial Systems Group are included as Exhibit B and Exhibit C to this proxy statement, respectively. The summary of the restated certificate of incorporation and bylaws of Financial Systems Group set forth below is qualified by reference to the full text of the restated certificate of incorporation and bylaws attached to this proxy statement. The articles of incorporation, as amended, and bylaws of NetStaff are available for inspection by shareholders of NetStaff at the principal offices of NetStaff located at 990 Stewart Avenue, Suite 420, Garden City, New York 11530.

         Upon the effectiveness of the reincorporation merger, and without any action on the part of NetStaff or the holder of any securities of NetStaff, except for shares held by a dissenting shareholder, every outstanding share of common stock of NetStaff will be automatically converted into one share of common stock of Financial Systems Group. Each outstanding certificate representing shares of common stock of NetStaff will represent the same number of shares of common stock of Financial Systems Group, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of common stock of Financial Systems Group.

         IT WILL NOT BE NECESSARY FOR NETSTAFF'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES UPON CONSUMMATION OF THE REINCORPORATION. However, shareholders may exchange their certificates if they so choose.

         The common stock of NetStaff currently trades on the other OTC market which is commonly known as the "Grey Market" under the symbol NTSF. Upon consummation of the reincorporation merger, the common stock Financial Systems Group will continue to be traded under the symbol "NTSF" on the other OTC market (i.e., Grey Market), without interruption, and delivery of existing stock certificates of NetStaff will constitute "good delivery" of stock certificates representing shares of common stock in stock transactions effected after the reincorporation merger. Once Financial Systems Group files with the Securities and Exchange Commission all delinquent reports under the Securities Exchange Act of 1934, as amended, of NetStaff, Financial Systems Group will make application to the OTC Bulletin Board(R) to allow shares of common stock of Financial Systems Group to be traded on the OTC Bulletin Board(R).

         Except for the filing of the articles of merger and a certificate of merger in Indiana and Delaware, respectively, there are no state or federal regulatory requirements or approvals necessary to consummate the reincorporation merger.

         Consummation of the reincorporation merger is subject to the approval of NetStaff's shareholders. The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock as of the record date, whether or not present at the special meeting, who are entitled to vote at the special meeting are required for the approval and adoption of the reincorporation proposal. The reincorporation merger is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the reincorporation merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the reincorporation merger. Prior to its effectiveness, however, the reincorporation merger may be abandoned by our board of directors if, for any reason, the board of directors determines that consummation of the reincorporation merger is no longer in the best interest of NetStaff and its shareholders or if NetStaff receives demands for exercise of dissenters' rights from holders of common stock of NetStaff representing more than five percent of its issued and outstanding shares of common stock.

DISSENTERS' RIGHTS

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under the IBCL and is qualified in its entirety by the full text of Chapter 44 of the IBCL which is reprinted in its entirety as Exhibit D.

         Holders of NetStaff common stock who do not approve the reincorporation merger may, under certain circumstances and by following the procedure prescribed by Chapter 44 of the IBCL, exercise dissenters' rights and obtain payment of the "fair value" of their shares of NetStaff common stock. For purposes of dissenters' rights under Chapter 44 of the IBCL, "fair value" means the value of the shares immediately before the effectuation of the reincorporation merger, excluding any appreciation or depreciation in anticipation of the reincorporation merger unless exclusion would be inequitable.

         A holder of NetStaff common stock who does not approve the reincorporation merger and who wishes to assert dissenter's rights must deliver to NetStaff, before the vote on the reincorporation merger is taken, written notice of such shareholder's intent to demand payment for his shares if the proposed reincorporation merger is effectuated and must not vote his shares in favor of the proposed reincorporation merger. A shareholder who does not adequately satisfy the foregoing requirements is not entitled to payment for his shares.

         Any holder of NetStaff common stock who wishes to exercise his dissenter's rights, or who wishes to preserve his right to do so, should review the following discussion and Exhibit D carefully. Failure to comply timely and properly with the procedures specified in Chapter 44 of the IBCL will result in the loss of dissenter's rights.

         If the proposed reincorporation merger is authorized and approved at the special meeting, NetStaff must deliver a written dissenters' notice to all shareholders who satisfied the requirements of Chapter 44 of the IBCL no later than ten days after such approval. A shareholder who is sent such a dissenters' notice must then timely demand payment, certify whether he acquired beneficial ownership of the shares before the date set forth in the dissenters' notice and deposit his shareholder's certificates in accordance with the terms of the dissenters' notice. A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares. Payment will be made to a dissenting shareholder for his shares as soon as the proposed reincorporation merger is consummated, unless the IBCL permits NetStaff to, and NetStaff elects to, withhold payment. NetStaff may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or shareholders of the terms of the proposed reincorporation merger. To the extent NetStaff elects to withhold such payment, after consummating the proposed reincorporation merger, it shall estimate the fair value of the shares and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand.

         A dissenter may notify the corporation in writing of his own estimate of the fair value of the shares held by him and demand payment of his estimate, or reject NetStaff's offer and demand payment of the fair value of the shares held by him, if: (a) the dissenter believes that the amount paid is less than the fair value of his shares, (b) NetStaff fails to make timely payment to a dissenting shareholder after such shareholder makes a demand for payment, or (c) NetStaff, having failed to consummate the proposed reincorporation merger, does not timely return the deposited certificates or release the transfer restrictions imposed on uncertificated shares.

         If a demand for payment remains unsettled, NetStaff must commence a proceeding within 60 days after receiving the payment demand and petition the circuit or superior court of the county of Marion, Indiana, the location of NetStaff's registered office in the State of Indiana, to determine the fair value of the shares. If NetStaff does not timely commence the proceeding, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         All dissenters (whether or not residents of the State of Indiana) whose demands remain unsettled must be made parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents of the State of Indiana may be served by registered or certified mail or by publication as provided by law.

         The court in which a proceeding is commenced may assess the fees, costs and expenses of such proceedings, including the reasonable compensation and expenses of appraisers appointed by the court, and counsel and experts fees for the respective parties, in amounts the court finds equitable, either (a) against NetStaff and in favor of any or all dissenters if the court finds NetStaff did not substantially comply with the requirements of Sections 10 through 18 of Chapter 44 of the IBCL, or (b) against either NetStaff or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Chapter 44 of the IBCL. Additionally, if the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against NetStaff, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

         ALL WRITTEN NOTICES TO NETSTAFF SHOULD BE SENT OR DELIVERED TO:

                  Marc Swickle
                  President and Chief Executive Officer
                  NetStaff, Inc.
                  990 Stewart Avenue, Suite 420
                  New York 11530.

         Any dissenting shareholder who has duly demanded payment for his shares under Chapter 44 of the IBCL will not after the effective time of the reincorporation merger, be entitled to vote the shares subject to such demand for any purposes or be entitled to the payment of dividends or other distributions on such shares (except dividends or other distributions payable to shareholders of record as of the date prior to the effective time of the reincorporation).

         If any holder of NetStaff common stock who demands payment for his shares under Chapter 44 of the IBCL fails to perfect, or effectively withdraws or loses his or her right to such payment for his shares, the shares of such holder will be converted to shares of Financial Systems Group as contemplated by the reincorporation merger. A dissenting shareholder will not be entitled to payment for his shares if: (a) the reincorporation merger is abandoned; (b) the shares are transferred prior to their deposit as required in the dissenters' notice; (c) the dissenting shareholder fails to make a timely written demand for payment along with a certification regarding whether he acquired beneficial ownership of the shares before the date set forth in the dissenters' notice; or
(d) with NetStaff's consent, the shareholder delivers to NetStaff a written withdrawal of such shareholder's demand for payment for his shares.

         FAILURE TO FOLLOW THE STEPS REQUIRED BY CHAPTER 44 OF THE IBCL FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A SHAREHOLDER WILL BE ENTITLED TO RECEIVE THE NUMBER OF FINANCIAL SYSTEMS GROUP SHARES AS CONTEMPLATED BY THE REINCORPORATION MERGER). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF CHAPTER 44 OF THE IBCL, NETSTAFF SHAREHOLDERS WHO ARE CONSIDERING DISSENTING TO THE REINCORPORATION MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

         The reincorporation will have no accounting implications on the historical financial statements of NetStaff.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following tax consequences generally should result:

         o A holder of NetStaff common stock should not recognize gain or loss upon receipt of Financial Systems Group common stock pursuant to the reincorporation.

         o The aggregate tax basis of the Financial Systems Group common stock received pursuant to the reincorporation should be equal to the aggregate tax basis of the NetStaff common stock surrendered in exchange therefor.

         o The holding period of the Financial Systems Group common stock should include the period during which such shareholder held the corresponding share of NetStaff common stock prior to the reincorporation, provided such shareholder held the corresponding share as a capital asset at the time of the reincorporation.

         In addition, NetStaff should not, prior to or after the reincorporation, recognize gain or loss as a result of the reincorporation, and the tax attributes of NetStaff will remain the same after the reincorporation.

         The foregoing summary of material federal income tax consequences is included for general information only and does not address all income tax consequences to all of NetStaff's shareholders. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended, Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect. Holders of common stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed reincorporation in light of their personal circumstances and the consequences under state, local and foreign tax laws.

NO CHANGE IN STATUS

         The proposed reincorporation of NetStaff as a Delaware corporation will have no effect upon NetStaff's status as a reporting company for federal securities law purposes.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

         The board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the reincorporation merger, if at any time prior to consummating such reincorporation, the board of directors, in its sole discretion, determines that it is no longer in the best interests of NetStaff and its shareholders. The board of directors may also elect not the proceed with the reincorporation if NetStaff receives demands for the exercise of dissenters' rights from holders of shares of common stock representing more than five percent of NetStaff's issued and outstanding shares of common stock. In addition, the board of directors reserves the right to consummate the reincorporation merger for up to twelve months following shareholder approval thereof at the special meeting. However, at the present time, the board of directors intends to proceed with the reincorporation of NetStaff with and into Financial Systems Group, as presented herein without delay.

DELAWARE AND INDIANA CORPORATE LAWS

         The following discussion includes a summary of the material differences between the rights of NetStaff's shareholders before and after the reincorporation. In most cases, the rights of shareholders before and after the reincorporation are substantially similar, with changes having been made to the corporate charter documents to maintain this substantial similarity. In other cases, there are differences that might be considered material, and these differences may be understood from the following comparison.

     BOARD OF DIRECTORS

         NETSTAFF. NetStaff's bylaws state that the board of directors of NetStaff will consist of not less than one nor more than five members and may be increased or decreased from time to time by amendment to the bylaws. Currently, the board of directors consists of five directors. Each director is entitled to serve until his successor is elected and qualified. Directors may be removed for or without cause by an affirmative vote of a majority of the shares entitled to vote at a special or annual meeting of the shareholders.

         FINANCIAL SYSTEMS GROUP. The restated certificate of incorporation of Financial Systems Group provides that the number of directors which shall constitute the board of directors of Financial Systems Group will be fixed from time to time by, or in the manner provided in, the bylaws of Financial Systems Group or in an amendment thereof duly adopted by the board of directors or the stockholders of Financial Systems Group. Financial Systems Group's bylaws provides that the board of directors shall be not less than one nor more than seven. The board of directors has fixed the number of directors at five. Currently, the board of directors consists of four directors and one vacancy. This number may be changed by a duly adopted amendment to the restated certificate of incorporation or by an amendment to the bylaws duly adopted by the vote or written consent of the holders of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors, except as may be otherwise specifically provided by statute or by the restated certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. Each director is entitled to serve until his successor is elected and qualified or until his earlier death, resignation or removal. Directors may be removed for or without cause by a majority of the stockholders entitled to vote at a special or annual meeting of the stockholders.

         If the shareholders approve and adopt the reincorporation proposal, all members of the board of directors immediately prior to the reincorporation merger shall continue as members of the board of directors of Financial Systems Group. The term of such directors will expire upon the election and qualification of each such director's successor at the 2003 annual meeting of stockholders of Financial Systems Group.

     AUTHORIZED SHARES

         NETSTAFF. NetStaff's current articles of incorporation, as amended, authorize 120,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. As of June 28, 2002, there were 93,700,000 shares of common stock issued and outstanding, and no shares of preferred stock issued and outstanding.

         FINANCIAL SYSTEMS GROUP. Financial Systems Group's current restated certificate of incorporation authorizes 370,000,000 shares of capital stock consisting of 350,000,000 shares of common stock, par value $0.001 per share and 20,000,000 shares of preferred stock, par value $0.001 per share. As of June 20, 2002, all 100 issued and outstanding shares of common stock of Financial Systems Group were held by NetStaff. Upon consummation of the reincorporation merger, the 100 issued shares will be cancelled.

     LIMITATION OF DIRECTOR LIABILITY

         NETSTAFF. Section 8.07 of NetStaff's articles or incorporation, as amended, provides that a director of NetStaff shall not be liable to NetStaff or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except that such provision does not eliminate or limit the liability of a director to the extent such director is found liable for: (a) a breach of such director's duty of loyalty to NetStaff, (b) an act or omission not in good faith that constitutes a breach of duty of such director to NetStaff or an act or omission that involves intentional misconduct or a knowing violation of the law, (c) a transaction from which such director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of such director's office, or (d) an act or omission for which the liability of such director is expressly provided by applicable statute. Additionally, under Section 23-1-35-1 of the IBCL, directors are required to discharge their duties (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and (iii) in a manner the directors reasonably believe to be in the best interests of the corporation. However, this section also provides that a director is not liable for any action taken as a director, or any failure to act, unless the director has breached or failed to perform the duties of the director's office in compliance with that section and the breach or failure to perform constitutes willful misconduct or recklessness.

         FINANCIAL SYSTEMS GROUP. Financial Systems Group's restated certificate of incorporation provides that directors of Financial Systems Group will not be liable personally to Financial Systems Group or Financial Systems Group stockholders for monetary damages for breach of fiduciary duty as a director except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 174 of the DGCL for unlawful payment of a dividend or approval of an unlawful stock redemption or repurchase, or (d) for any transaction from which the director derived any improper personal benefit. Additionally, if the DGCL is subsequently amended, then the liability of a director of Financial Systems Group shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. This provision, which is substantially similar to Section 23-1-35-1 of the IBCL that is currently applicable to NetStaff, protects Financial Systems Group directors against personal liability for monetary damages from breaches of their duty of care. Under Delaware law, absent adoption of this provision in the Financial Systems Group certificate of incorporation, directors can be held liable for gross negligence in connection with decisions made on behalf of the corporation in the performance of their duty of care, but may not be liable for simple negligence.

     INDEMNIFICATION

         NETSTAFF. Subject to Sections 23-1-37-1, et seq., of the IBCL, Section
8.07 of NetStaff's bylaws provides that NetStaff has the right to indemnify, to purchase indemnity insurance for, and to pay and advance expenses to directors, officers and other persons who are eligible for, or entitled to, such indemnification, payments or advances, by being made or threatened to be made a party to an action or a proceedings, whether criminal, civil, administrative or investigative by reason of the fact that he is or was a director, officer or employee of NetStaff, or served any other enterprise as director or officer or employee at the request of NetStaff.

         FINANCIAL SYSTEMS GROUP. Under Section 145 of the DGCL, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, including derivative action, a "Corporation Action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Corporation Actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions. The DGCL further requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a director or officer is otherwise eligible to be indemnified is successful on the merits of any claim or defense described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandated by the DGCL.

         The provisions regarding indemnification in Financial Systems Group's bylaws are substantially similar to the NetStaff bylaws. Financial Systems Group's restated certificate of incorporation and bylaws also provides that Financial Systems Group may indemnify, in addition to a person who is or was a director, officer, employee or agent of Financial Systems Group, or is or was serving at the request of Financial Systems Group as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a person who is or was a director, officer, employee or agent of any resulting corporation or any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger with Financial Systems Group which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, any provision of the Financial Systems Group restated certificate of incorporation or the bylaws, or otherwise.

     ANTI-TAKEOVER STATUTES/PROVISIONS

         NETSTAFF. Chapter 43 of the IBCL prohibits, in general, any business combination, such as a merger or consolidation, between an Indiana corporation with 100 or more shareholders with shares of its stock registered under the federal securities laws or which makes an election under the IBCL, and an "interested shareholder" (which is defined generally as any owner of ten percent or more of the corporation's outstanding voting stock) for five years after the date on which such shareholder became an interested shareholder unless the business combination or the stock acquisition which caused the person to become an interested shareholder was approved in advance by the corporation's board of directors. This provision of the IBCL is effective even if all parties should subsequently decide that they wish to engage in the business combination. Following the five-year moratorium period, the Indiana corporation may engage in certain business combinations with an interested shareholder only if, among other things, (a) the business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting shares not beneficially owned by the interested shareholder proposing the business combination, or (b) the business combination meets certain criteria designed to ensure that the remaining shareholders receive fair consideration for their shares.

         Chapter 42 of the IBCL contains a "control share acquisition" provision which effectively denies voting rights to shares of an "issuing public corporation" acquired in control share acquisitions unless the grant of such voting rights is approved by a majority vote of disinterested shareholders.

         Neither NetStaff's articles of incorporation, as amended, nor bylaws specifically address the foregoing. NetStaff has not opted out of any of the foregoing anti-takeover provisions.

         FINANCIAL SYSTEMS GROUP. Section 203 of the DGCL is similar, but not identical, to Chapter 43 of the IBCL. Section 203 of the DGCL, which applies to Financial Systems Group, regulates transactions with major stockholders after they become major stockholders. Section 203 of the DGCL prohibits a Delaware corporation from engaging in mergers, dispositions of ten percent or more of its assets, certain issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder") for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply if (a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by directors who are also officers and certain employee stock plans, or (c) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approves the business combination at a meeting. The restrictions contained in Section 203 of the DGCL do not apply to Financial Systems Group in connection with the reincorporation merger because, under
Section 203(b)(4) of the DGCL, such restrictions generally do not apply where a corporation does not have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on The Nasdaq Stock Market, or (iii) held of record by more than 2,000 stockholders.

         The DGCL does not have a statute that is similar to the Indiana control share acquisitions statute.

         Financial Systems Group's restated certificate of incorporation expressly elects not to be governed by Section 203 of the DGCL.

     PREFERRED STOCK

         NETSTAFF. NetStaff's articles of incorporation, as amended, authorize the board of directors to issue preferred stock. Section 23-1-25-1 of the IBCL provides that if more than one class of shares is authorized by the articles of incorporation, the articles of incorporation must prescribe the number of shares in each class and a distinguishing designation for each class and before the issuance of shares of a class, the preferences, limitations, and relative rights of each class must be described in the articles of incorporation. All shares of a class must have preferences, limitations, and relative rights identical with those of other shares of the same class except to the extent otherwise permitted by the IBCL.

         FINANCIAL SYSTEMS GROUP. Financial Systems Group's restated certificate of incorporation authorizes the board of directors of Financial Systems Group to issue up to 20,000,000 shares of preferred stock and to determine the preferences, limitations and relative rights of any class or series of Financial Systems Group preferred stock prior to issuance.

     CUMULATIVE VOTING

         Section 23-1-30-9 of the IBCL and Section 214 of the DGCL provide that cumulative voting rights, in respect of the election of directors, will only exist if provided for in the corporation's articles/certificate of incorporation. Neither NetStaff's articles of incorporation, as amended, nor Financial Systems Group's restated certificate of incorporation provide for cumulative voting rights in the election of directors.

     ACTION WITHOUT A MEETING

         NETSTAFF. Under Section 23-1-29-4 of the IBCL, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting only by the unanimous written consent signed by all of the shareholders entitled to vote on such action.

         FINANCIAL SYSTEMS GROUP. Section 228 of the DGCL permits any action required or permitted to be taken at a stockholders' meeting to be taken by written consent signed by the holders of the number of shares that would have been required to effect the action at an actual meeting of the stockholders at which all shares were present and voted. Section 228 of the DGCL will govern stockholders rights in Financial Systems Group.

     SPECIAL MEETINGS

         NETSTAFF. Section 23-1-29-2 of the IBCL requires a corporation with more than 50 shareholders to hold a special meeting of the shareholders on call of its board of directors or the person or persons (including, but not limited to, shareholders or officers) specifically authorized to do so by the articles of incorporation or bylaws. NetStaff's bylaws provide that a special meeting of the shareholders may be called by the president, the secretary, the board of directors, holders of not less than one-tenth of the shares entitled to vote at the meeting or as otherwise may be required by law.

         FINANCIAL SYSTEMS GROUP. Section 211(d) of the DGCL authorizes the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws to call a special meeting of the corporation's stockholders. Financial Systems Group's bylaws provide that a special meeting may be called by the board of directors, the chairman of the board, the president, the secretary, any two officers of Financial Systems Group, and by the secretary of Financial Systems Group at the request of not less than ten percent of the total voting power of all outstanding securities of Financial Systems Group then entitled to vote or as otherwise may be required by law.

     VOTING, APPRAISAL RIGHTS AND CORPORATE REORGANIZATIONS

         NETSTAFF. The IBCL generally requires a majority vote of shareholders to approve a plan of merger or share exchange unless the articles of incorporation or board requires a greater vote. Section 23-1-44-8 of the IBCL does not provide for dissenters' rights for a merger or plan of share exchange by a corporation the shares of which are (a) registered on a United States securities exchange registered under the Securities and Exchange Act of 1934, as amended, or (b) traded on The Nasdaq National Market or a similar market.

         FINANCIAL SYSTEMS GROUP. The DGCL generally requires a majority vote of stockholders to approve a merger, sale of assets or similar reorganization transaction. Section 262 of the DGCL does not provide for dissenters' rights of appraisal for (a) the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) certain mergers not requiring stockholder approval.

     AMENDMENT TO CERTIFICATE/ARTICLES OF INCORPORATION

         NETSTAFF. Except as otherwise provided in the IBCL, an amendment to the articles of incorporation must be approved by (a) a majority of the votes cast when a quorum is present unless shareholders have dissenters' rights on the amendment, and (b) a majority of the outstanding shares entitled to vote, if shareholders have dissenters' rights on the amendment.

         FINANCIAL SYSTEMS GROUP. The DGCL provides that an amendment to the certificate of incorporation becomes effective upon the approval of a majority of the outstanding stock entitled to vote. Financial Systems Group's restated certificate of incorporation reserves the right of Financial Systems Group to amend, alter, change or repeal any provision contained in Financial Systems Group's restated certificate of incorporation, in the manner now or hereafter prescribed by statute.

     AMENDMENT TO BYLAWS

         NETSTAFF. Section 8.08 of NetStaff's bylaws provides that the board of directors may make, alter, amend or repeal the NetStaff bylaws by an affirmative vote of a majority of the board of directors. IBCL Section 23-1-39-1 provides that only the board of directors may amend or repeal bylaws unless a corporation's articles of incorporation provide otherwise.

         FINANCIAL SYSTEMS GROUP. Section 109 of the DGCL places the power to adopt, amend or repeal bylaws in the corporation's stockholders, but permits the corporation, in its certificate of incorporation, also to vest such power in the board of directors. Although the board of directors is vested with such authority pursuant to Financial Systems Group's restated certificate of incorporation, the stockholders' power to make, repeal, alter, amend and rescind bylaws will remain unrestricted.

     PREEMPTIVE RIGHTS

         NETSTAFF. IBCL Section 23-1-27-1 provides that the shareholders of a corporation do not have a preemptive right to acquire a corporation's unissued shares except to the extent the articles of incorporation so provide. NetStaff's articles of incorporation, as amended, do not provide NetStaff's shareholders with preemptive rights.

         FINANCIAL SYSTEMS GROUP. Under Section 102 of the DGCL, no statutory preemptive rights will exist, unless a corporation's certificate of incorporation specifies otherwise. Financial Systems Group's restated certificate of incorporation does not provide for any such preemptive rights.

     DIVIDEND RIGHTS

         NETSTAFF. The IBCL does not permit dividend distributions if, after giving effect to the proposed dividend, (a) the corporation would be unable to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights (if any) of shareholders whose preferential rights are superior to those of shareholders receiving the distribution.

         FINANCIAL SYSTEMS GROUP. Delaware corporations may pay dividends out of the excess of the net assets of the corporation (the "Surplus") less the consideration received by the corporation for any shares of its capital stock (the "Capital") or, if there is no Surplus, out of net profits for the fiscal year in which declared and/or the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, Capital is less than the Capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REINCORPORATION PROPOSAL.

                                   PROPOSAL 2
                                   RESTATEMENT
                     OF NETSTAFF'S ARTICLES OF INCORPORATION

         The board of directors has unanimously adopted a resolution, subject to shareholder approval and provided that the proposal to reincorporate NetStaff in the State of Delaware is not approved, to amend the articles of incorporation of
NetStaff: (a) to increase the authorized number of shares of common stock of NetStaff to 350,000,000 shares of common stock, par value $0.001 per share; and
(b) to change the name of NetStaff to Financial Systems Group, Inc.

         There are no shares of preferred stock currently issued and outstanding. Adoption of this proposal will increase the number of authorized shares of common stock of NetStaff to 350,000,000, of which 256,300,000 shares will be authorized and unissued shares of common stock.

         The increase in authorized capital stock will not materially affect the proportionate equity interest in NetStaff of any holder of existing common stock or the relative rights, preferences, privileges or priorities of any such shareholder.

         If the proposal to reincorporate NetStaff in the State of Delaware is not approved by the shareholders or if the proposal is approved and NetStaff receives demands for exercise of dissenters' rights that exceed the maximum amount established by our board of directors and the board of directors elects not to proceed with the reincorporation but this proposal is approved, NetStaff plans to file the restated articles of incorporation of NetStaff, amending such articles of incorporation as described above, as soon as practicable following the special meeting, to be effective upon such filing.

REASONS FOR THE RESTATEMENT OF THE ARTICLES OF INCORPORATION OF NETSTAFF

         Upon adoption of this proposal, the increase in authorized number of shares of common stock of NetStaff will result in an increase in the number of shares of common stock available for issuance. Such unissued authorized common stock may be issued from time to time as determined by our board of directors, without further action by the shareholders and without first offering the shares to the shareholders. Our board of directors believes that the increase in the number of unissued authorized common stock will provide NetStaff greater flexibility by ensuring that a sufficient number of shares will be available, if needed, for issuance in connection with any possible future actions approved by our board of directors, including, among others, stock splits, stock dividends, acquisitions, financings, rights offerings, employee benefit programs or other corporate purposes, or upon conversion of convertible debentures or exercise of stock options or warrants.

         In addition, our board of directors believes that an increase in the amount of authorized but unissued shares of common stock is critical in light of the issuances of our 12% Convertible Secured Debentures and related warrants. These debentures and warrants are convertible into or exercisable for shares of our common stock. After taking into account the number of shares of common stock currently outstanding or issuable upon exercise of our outstanding derivative securities, the number of authorized shares of common stock provided for in our articles of incorporation, as amended, (prior to the reverse stock split), is not sufficient to satisfy our obligations to issue shares of common stock to the debenture and warrant investors upon conversion of the debentures and upon exercise of the warrants.

         Consequently, the agreements we entered into in connection with our offerings of debentures and warrants required us to, among other things, reserve subject to shareholder approval of an increase in authorized shares (whether through the reincorporation merger or through an amendment to the current articles of incorporation of NetStaff) the shares of common stock underlying the debentures and warrants no later than July 15, 2002. If we are unsuccessful in increasing our authorized number of shares of common stock by that date, we will be in default under these agreements and could face significant adverse consequences. Those consequences including, among other things, the holders of the debentures and warrants requiring us to pay substantial penalties, requiring us to repay the debentures at a substantial premium and/or foreclosing upon their security interests in our assets. Any of these events could have a material adverse effect on our business, operating results, financial condition and cash flow.

         There can be no assurance that the increase in authorized shares of common stock will not adversely impact the market price of our common stock, that the marketability of our common stock will improve as a result of the increase in authorized shares of common stock, or that the increase in authorized shares of common stock will otherwise have any of the effects described herein.

         We have elected to change the name of NetStaff to Financial Systems Group, Inc. in order to better reflect the business in which we now operate under our wholly-owned subsidiary, Financial Systems Group, Inc. Prior to the acquisition of the business of MAT Trading Corp. (now called Financial Systems Group, Inc.), NetStaff was in the business of developing certain services for the professional staffing industry. As a result of the merger with MAT Trading Corp., we currently are in the business of providing financial services to the financial community.

NUMBER OF HOLDERS

         As of the record date, there were approximately 220 holders of record, and approximately 856 beneficial owners, of common stock. NetStaff does not anticipate that as a result of the increase in authorized stock, the number of holders of record or beneficial owners of common stock will change significantly.

DISSENTERS' RIGHTS

         Dissenters' rights will not be available to shareholders who oppose the proposal to amend the articles of incorporation of NetStaff as presented herein.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

         Our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the filing of the restated articles of incorporation of NetStaff to increase the authorized number of shares of common stock of NetStaff and to change the name of NetStaff to Financial Systems Group, if at any time prior to filing such restated articles of incorporation, the board of directors, in its sole discretion, determines that it is no longer in the best interests of NetStaff and its shareholders. In addition, the board of directors reserves the right to delay the filing of such restatement of the articles of incorporation of NetStaff for up to twelve months following shareholder approval thereof at the special meeting. However, at the present time, the board of directors intends to proceed with filing the restated articles of incorporation of NetStaff to increase the authorized number of shares of capital stock of NetStaff and to change the name of NetStaff to Financial Systems Group, Inc., as presented herein without delay.

ANTI-TAKEOVER EFFECT

         Assuming the approval of the proposal to restate the articles of incorporation of NetStaff, the increase in the number of shares of common stock that NetStaff has authorized and available to issue could have a potential anti-takeover effect with respect to NetStaff, although NetStaff's management has not proposed the increase for that reason and does not presently anticipate using the additional available authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because NetStaff could issue additional shares of common stock, up to the total authorized number, thereby diluting the stockholdings and related voting rights of then existing shareholders in proportion to the number of any additional shares issued.

         In addition, the power of the board of directors of NetStaff, under NetStaff's articles of incorporation, as amended, to issue preferred stock with voting or other powers, preferences and rights may be used to impede or discourage a takeover attempt. Generally, the issuance of preferred stock could result in: (a) a class of securities outstanding which will have certain preferences regarding distributions in a liquidation over the common stock and might provide for certain rights (whether general, special, conditional or limited) that could dilute the voting rights of common stock, and (b) dilution of the net income per share and net book value per share relating to common stock. Further, the issuance of any additional shares of common stock, pursuant to any conversion rights granted holders of any preferred stock, may also result in dilution of the voting rights, net income per share and net book value of common stock.

VOTES REQUIRED

         Subject to the proposal to reincorporate NetStaff in the State of Delaware not being approved by the shareholders or if the proposal is approved and the number of shareholders seeking dissenters' rights exceeds the maximum amount established by our board of directors and the board of directors elects not to proceed with the reincorporation, this proposal to amend the articles of incorporation of NetStaff will require the affirmative vote of a majority of the votes cast, provided a quorum is present at the special meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE RESTATEMENT OF NETSTAFF'S ARTICLES OF INCORPORATION.

BENEFICIAL OWNERSHIP OF PRINCIPAL SECURITY HOLDERS AND MANAGEMENT

         As of June 28, 2002, a total of 93,700,000 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

         o each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

         o        each of our directors;

         o each of our current executive officers named in the Summary Compensation Table contained elsewhere in this document; and

         o all of our directors and current executive officers as a group.

         Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each holder possesses sole voting and investment power with respect to all of the shares of common stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants or underlying notes held by that holder that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

         The address for each named beneficial owner is 990 Stewart Avenue, Suite 420, Garden City, New York 11530.

                                                                                     PERCENT OF
                                                         AMOUNT AND                 COMMON STOCK
                                                         NATURE OF                  BENEFICIALLY
              NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP             OWNED
              ------------------------                --------------------             -----
Howard Berger....................................       25,600,000 (1)                27.32%
Michelle Berger..................................       25,600,000                    27.32%
Tuvia Levy.......................................        6,835,552                     7.30%
Asi Levy.........................................        6,835,552                     7.30%
Marc K. Swickle..................................       25,600,000                    27.32%
Darren Klein.....................................       12,000,000                    12.81%
All directors and executive officers as a group
  (4 persons)....................................       70,035,552                    74.74%


---------------
(1) Represents 25,600,000 shares of common stock held individually by Mr. Berger's spouse, Michelle Berger.

                                  OTHER MATTERS

         NetStaff knows of no other business to be acted upon at the special meeting. However, if any business is properly presented at the special meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

                             SHAREHOLDERS PROPOSALS

         Pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended, proposals by shareholders which are intended for inclusion in our proxy statement and proxy and to be presented at our 2003 annual shareholders' meeting must be received by us by February 28, 2003 in order to be considered for inclusion in our proxy materials relating to our 2003 annual shareholders' meeting. Such proposals should be addressed to our secretary and may be included in next year's annual shareholders' meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than May 18, 2003. If a shareholder fails to notify us of any such proposal prior to that date, our management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                         SOLICITATION AND OTHER MATTERS

         The cost of soliciting proxies will be paid by NetStaff. In addition to solicitations by mail, some directors, officers and regular employees of NetStaff, without extra remuneration, may conduct solicitations by telephone, facsimile and personal interview. NetStaff will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. We have no present plans to hire special employees or paid solicitors to assist us in obtaining proxies, but we reserve the right to do so if we believe it is necessary to secure a quorum. As of the date of this proxy statement, the board of directors of NetStaff has no knowledge of any matters to be presented for consideration at the special meeting other than those referred to above. However, persons named in the accompanying form of proxy will have the authority to vote such proxy as to any other matters which do properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.

                                 NETSTAFF, INC.

                          PROXY/VOTING INSTRUCTION CARD

                          990 STEWART AVENUE, SUITE 420
                           GARDEN CITY, NEW YORK 11530

--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS FOR THE SPECIAL MEETING ON JULY 15, 2002.

         The undersigned hereby appoints Marc Swickle and Howard Berger, and each or any of them as Proxies, with full power of substitution, to vote all shares of NetStaff, Inc. common stock entitled to be voted by the undersigned for Proposals 1 and 2 referred to on the reverse side of this Proxy Card and described in the Proxy Statement, and on any other business as properly may come before the special meeting of Shareholders on July 15, 2002, or any adjournment thereof.

         This proxy will be voted as directed. If no direction is given, this proxy will be voted FOR Proposals 1 and 2.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE
                   AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                                SEE REVERSE SIDE

                               ------------------

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                             YOUR VOTE IS IMPORTANT

                     Please sign, date and return your proxy
                            in the enclosed envelope.

         PLEASE MARK YOUR
[X]      VOTES AS IN
         THIS EXAMPLE.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2.


                                                                          FOR            AGAINST          ABSTAIN
                                                                          ---            -------          -------
   1.    Proposal to approve the reincorporation of NetStaff in
         the State of Delaware.                                           [ ]              [ ]              [ ]

   2.    Proposal to approve the amendments to the articles of
         incorporation of NetStaff.                                       [ ]              [ ]              [ ]

         Please sign exactly as name appears at left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Note: Please sign name exactly as your name appears on the Stock Certificate. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature (if held jointly)                                               Date


--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\
                    The board of directors recommends a vote
                                       FOR
                            Proposals 1 and 2 above.

                                                                       EXHIBIT A



                          AGREEMENT AND PLAN OF MERGER
                                       OF
                                 NETSTAFF, INC.
                                       AND
                          FINANCIAL SYSTEMS GROUP, INC.



         This AGREEMENT AND PLAN OF MERGER (this "Agreement and Plan of Merger"), dated as of June 3, 2002, between Financial Systems Group, Inc. (formerly NSI Acquisition Corporation), a Delaware corporation ("Financial Systems Group"), and NetStaff, Inc., an Indiana corporation ("NetStaff"), pursuant to Section 253 of the Delaware General Corporation Law (the "DGCL") and
Section 23-1-40-7 of the Indiana Business Corporation Law (the "IBCL").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, Financial Systems Group is a corporation duly organized and in good standing under the laws of the State of Delaware;

         WHEREAS, NetStaff is a corporation duly organized and in good standing under the laws of the State of Indiana;

         WHEREAS, Financial Systems Group is the wholly-owned subsidiary of NetStaff; and

         WHEREAS, the Board of Directors of Financial Systems Group and the Board of Directors of NetStaff have determined that it is advisable and in the best interests of each of them that NetStaff merge with and into Financial Systems Group upon the terms and subject to the conditions herein provided.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

                                   ARTICLE 1
                                     MERGER
                                     ------

         Upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of the State of Indiana (the "Effective Time"), NetStaff shall be merged with and into Financial Systems Group (the "Merger"), and Financial Systems Group shall be the corporation surviving the Merger (hereinafter referred to as, the "Surviving Corporation").

                                   ARTICLE 2
                   DIRECTORS, OFFICERS AND GOVERNING DOCUMENTS
                   -------------------------------------------

         The directors of the Surviving Corporation from and after the Effective Time shall be the directors of the Surviving Corporation immediately prior to the Effective Time. The officers of the Surviving Corporation immediately after the Effective Time shall be the officers of the Surviving Corporation immediately prior to the Effective Time. These officers and directors shall hold office in accordance with the Restated Certificate of Incorporation and Bylaws of the Surviving Corporation. The Restated Certificate of Incorporation and Bylaws of the Surviving Corporation as in force and effect at the effective time and date of the Merger will be the Restated Certificate of Incorporation and Bylaws of said Surviving Corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the laws of the State of Delaware of said Surviving Corporation.

                                   ARTICLE 3
                                      NAME
                                      ----

         The name of the Surviving Corporation shall be: Financial Systems Group, Inc.

                                   ARTICLE 4
                 EFFECT OF MERGER ON SHARES OF STOCK OF NETSTAFF
                 -----------------------------------------------

         At the Effective Time, except shares held by dissenting shareholders, every share of common stock, par value $0.001 per share, of NetStaff immediately prior to the Effective Time shall be converted into and become one (1) share of common stock, par value $0.001 per share, of the Surviving Corporation. At the Effective Time, each issued and outstanding share of stock of the Surviving Corporation held by NetStaff shall be canceled, without the payment of consideration therefor.

                                   ARTICLE 5
                              EFFECT OF THE MERGER
                              --------------------

         The Merger shall have the effect set forth in Section 259 of the DGCL.

                                   ARTICLE 6
                                    APPROVAL
                                    --------

         This Agreement and Plan of Merger, as made and approved, shall be submitted to the shareholders of NetStaff for their approval or rejection in the manner prescribed by the provisions of the IBCL and shall be approved in the manner prescribed by the DGCL.

                                   ARTICLE 7
                                  AUTHORIZATION
                                  -------------

         The Board of Directors and the proper officers of NetStaff and of the Surviving Corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and/or record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

                                    ARTICLE 8
                               FURTHER ASSURANCES
                               ------------------

         From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of NetStaff such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions, as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of NetStaff, and otherwise to carry out the purposes of this Agreement and Plan of Merger. The officers and directors of the Surviving Corporation are fully authorized, on behalf of the Surviving Corporation or NetStaff, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

                                   ARTICLE 9
                              RESERVATION OF RIGHTS
                              ---------------------

         The Board of Directors of NetStaff reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Merger, if at any time prior to consummating such Merger, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of NetStaff and its shareholders. The Board of Directors may also elect not the proceed with the reincorporation if it receives demands for the exercise of dissenters' rights from holders of shares of common stock representing more than five percent (5%) of its issued and outstanding shares of common stock. In addition, the Board of Directors reserves the right to consummate the Merger for up to twelve (12) months following shareholder approval thereof. However, at the present time, the board of directors intends to proceed with the Merger, as presented herein without delay.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger as of the date first above written.


                        NETSTAFF, INC., an Indiana corporation


                        By:         /s/ Marc Swickle
                           ----------------------------------------------------

                        Name:       Marc Swickle
                             --------------------------------------------------

                        Title:      Chief Executive Officer and President
                              -------------------------------------------------



                        FINANCIAL SYSTEMS GROUP, INC.,
                        a Delaware corporation


                        By:         /s/ Marc Swickle
                           ----------------------------------------------------

                        Name:       Marc Swickle
                             --------------------------------------------------

                        Title:      Chief Executive Officer and President
                              -------------------------------------------------

                                                                       EXHIBIT B

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          FINANCIAL SYSTEMS GROUP, INC.


         Financial Systems, Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         A. The present name of the Corporation is Financial Systems Group, Inc. The Corporation was originally incorporated under the name NSI Acquisition Corporation, and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 10, 2002.

         B. Pursuant to Sections 245 and 242 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of this Corporation.

         C. The text of the Certificate of Incorporation of this Corporation shall be amended and restated to read in full as follows:

                                        I

         1.1 NAME. The name of the Corporation is FINANCIAL SYSTEMS GROUP, INC.

         1.2 PURPOSE AND DURATION. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware. The Corporation is to have perpetual existence.

                                       II

         2.1 REGISTERED OFFICE AND AGENT. The address of the Corporation's registered office in the State of Delaware is 9 East Loockerman Street, City of Dover, Kent County, Delaware 19901. The registered agent for service of process at that address is National Registered Agents, Inc.

         2.2 DIRECTORS. The number of directors which shall constitute the whole Board of Directors of the Corporation (the "Board of Directors") shall be fixed by or in the manner provided in the Bylaws of the Corporation. Directors need not be elected by written ballot.

         2.3 CHANGES TO CERTIFICATE OF INCORPORATION AND BYLAWS. Subject to the terms and conditions contained herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

                                      III

         3.1 AUTHORIZED SHARES. The Corporation is authorized to issue two classes of shares, designated "Common Stock" and "Preferred Stock." The total number of shares which the Corporation shall have authority to issue is 370,000,000, of which 350,000,000 shall be designated Common Stock, par value of $.00l per share, and 20,000,000 shall be designated Preferred Stock, par value of $.00l per share.

         3.2 UNDESIGNATED PREFERRED STOCK. The shares of Preferred Stock may be issued from time to time in one or more classes or series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said classes or series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such class or series may differ from those of any and all other classes or series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority, subject to any limitations contained in any class or series of Preferred Stock at any time outstanding, to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such class or series, including, but without limiting the generality of the foregoing, the following:

                  (a) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such class or series, which number (except as otherwise provided by the Board of Directors in the resolution establishing such class or series) may be increased or decreased (but not below the number of shares of such class or series then outstanding) from time to time by like action of the Board of Directors;

                  (b) The rights in respect of dividends, if any, of such class or series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

                  (c) The right, if any, of the holders of such class or series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation and the terms and conditions of such conversion or exchange;

                  (d) Whether or not shares of such class or series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such class or series of Preferred Stock may be redeemed;

                  (e) The rights, if any, of the holders of such class or series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

                  (f) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such class or series of Preferred Stock;

                  (g) The voting powers, if any, of the holders of any class or series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a class or series by itself or together with the holders of any other class or classes or series of the same or other class or classes of Preferred Stock or all classes or series of Preferred Stock, to elect one or more directors of the Corporation (which, without limiting the generality of the foregoing, may include a specified number or portion of the then-existing number of authorized directorships of the Corporation, or a specified number or portion of directorships in addition to the then-existing number of authorized directorships of the Corporation) generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto; and

                  (h) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

                                       IV

         4.1 LIMITATION OF DIRECTORS' LIABILITY. A director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article IV shall not eliminate or limit the liability of a director (i) for any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives an improper personal benefit.

         4.2 INDEMNIFICATION OF CORPORATE AGENTS.

                  (a) The Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

                  (b) In addition, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same may exist from time to time, pay to such person any and all expenses (including attorneys' fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he is not entitled to be indemnified by the Corporation as authorized in this Article.

                  (c) Sections 4.2(a) and 4.2(b) to the contrary notwithstanding, the Corporation shall not indemnify any such person with respect to any of the following matters: (i) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or
         (ii) any accounting of profits made from the purchase or sale by such person of the Corporation's securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or
         (iii) actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (iv) actions based on or attributable to such person having gained any personal profit or advantage to which he was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he was not entitled; or (v) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful.

                  (d) The rights to indemnification and to the advancement of expenses conferred in this Article IV shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Restated Certificate of Incorporation, the Bylaws of the Corporation, by agreement, vote of stockholders, or disinterested directors or otherwise.

         4.3 REPEAL OR MODIFICATION. Any repeal or modification of the foregoing provisions of this Article IV by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by the undersigned duly authorized officer of the Corporation on July ___, 2002.

                                       FINANCIAL SYSTEMS GROUP, INC.


                                       By: /S/ Marc K. Swickle
                                          --------------------------------------
                                          Marc K. Swickle,
                                          Chief Executive Officer and President


                                       By: /S/ Howard Berger
                                          --------------------------------------
                                          Howard Berger, Secretary

                                                                       EXHIBIT C


                                     BYLAWS

                                       OF

                          FINANCIAL SYSTEMS GROUP, INC.
                             A DELAWARE CORPORATION

                                    ARTICLE I
                                     OFFICES
                                     -------

         SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be National Registered Agents, Inc., 9 East Loockerman Street, Dover, Kent County, Delaware, but such registered office may be changed from time to time by the Board of Directors in the manner provided by law and need not be identical to the principal place of business of the Corporation.

         SECTION 2. OTHER OFFICES. The Corporation may also maintain or establish an office or offices at such other place or places, within or without the State of Delaware, as the Board of Directors may from time to time determine by resolution.

                                   ARTICLE II
                                  STOCKHOLDERS
                                  ------------

         SECTION 1. ANNUAL MEETING. The annual meeting of the stockholders shall be held on a date and at a time as may be designated from time to time by the Board of Directors, for the purpose of electing directors and for the transaction of any and all such other business as may properly be brought before the meeting. Any and all business of any nature or character whatsoever may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these Bylaws. Each annual meeting of the stockholders shall be held at such place within or without the State of Delaware as the Board of Directors shall determine.

         SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law, may be called by the Board of Directors, the Chairman of the Board, the President, the Secretary or any two other officers of the Corporation, and shall be called by the Secretary of the Corporation at the request in writing by holders of not less than 10% of the total voting power of all outstanding securities of the Corporation then entitled to vote. Each special meeting of the stockholders meetings shall be held, respectively, at any place within or without the State of Delaware as determined by the Board of Directors, or as designated in a waiver of notice signed by all of the stockholders.

         SECTION 3. NOTICE OF STOCKHOLDERS' MEETINGS.

                  (a) Whenever stockholders are required or permitted to take any action at a meeting, a written or printed notice of the meeting shall be given which shall state the place, day and hour of the meeting and, in the case of a special meeting, the notice shall state the purpose or purposes for which the meeting is called. Unless otherwise provided by law, such notice shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting. Notice shall be delivered either personally or by mail to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation.

                  (b) A written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting need be specified in any written waiver of notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 4. QUORUM OF STOCKHOLDERS. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares entitled to vote at a meeting of the stockholders, represented in person or by proxy, shall constitute a quorum for the transaction of business. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number is required by law, the Certificate of Incorporation or these Bylaws.

         SECTION 5. ADJOURNMENTS OF ANNUAL AND SPECIAL MEETINGS OF THE STOCKHOLDERS. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum is present, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 6. ORGANIZATION. The President of the Corporation, or in the event of his absence or omission or refusal to act, an officer designated by the Board of Directors, shall call each meeting of the stockholders to order and shall act as Chairperson of such meeting. If for any reason whatsoever neither the President nor the officer who called the meeting acts or will act as the Chairperson of the meeting of the stockholders, then the stockholders present, in person or by proxy, and entitled to vote thereat may by majority vote appoint a stockholder who shall act as Chairperson of the meeting. The Secretary of the Corporation, or in the event of his absence or omission or refusal to act, the person selected by the Chairman of the meeting, shall act as Secretary of the meeting and keep the minutes thereof.

         SECTION 7. VOTING OF SHARES. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, each outstanding share of common stock, regardless of class, standing in the stockholder's name on the stock transfer books shall be entitled to one (1) vote on each matter submitted to a vote at such meeting. The Corporation's outstanding preferred shares shall have such voting rights as are set forth in the Corporation's Certificate of Incorporation and any applicable Certificate of Determination of Preferences.

         Shares of its own capital stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Nothing in this section shall be construed as limiting the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         SECTION 8. ATTENDANCE AND PROXIES. Each stockholder entitled to vote at a particular stockholders' meeting may attend such meeting and vote in person or may attend such meeting by proxy, and vote by such proxy. To be valid, a proxy must be in writing and signed by the stockholder or by such stockholder's duly authorized agent or attorney-in-fact and filed with the Secretary of the Corporation before or at the time of the particular meeting. No proxy shall be valid after three (3) years from the date of its execution unless a longer period is expressly provided in the proxy. Each proxy shall be revocable unless provided therein to be irrevocable and unless it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

         SECTION 9. SHARES HELD BY FIDUCIARIES, RECEIVERS, PLEDGEES. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he has expressly empowered the pledgee to vote therein, in which case only the pledgee or his proxy may represent such stock and vote thereon.

         If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating a relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (1) if only one votes, his act binds all; (2) if more than one vote, the act of the majority so voting binds all; (3) if more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the person so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the court. If the instrument so filed shows that any such tenancy is held in an equal interest, a majority or even-split for the purpose of this subjection shall be a majority or even-split in interest.

         SECTION 10. DECISIONS AT MEETINGS OF STOCKHOLDERS. At all stockholders' meetings, all questions, business and matters to be decided by vote of the stockholders, except those the manner of deciding which is otherwise governed by the Delaware General Corporation Law or by the Certificate of Incorporation or these Bylaws, shall be decided by the vote of the holders of a majority of the vote of the stockholders of the Corporation, present in person or by proxy, and entitled to vote, a quorum being present. All voting shall be viva voce, except that upon the determination of the officer or person presiding at the meeting or upon the demand of the holders of a majority of the shares entitled to vote which are present in person or by proxy at such meeting, voting on any further question, matter or business at such meeting shall be by ballot, and except that in any case voting for the election of directors shall be by written ballot. In the event any business, question or matter is so voted upon by ballot, then each ballot shall be signed by the stockholder voting or by his proxy and shall state the number of shares so voted.

         SECTION 11. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         SECTION 12. VOTING LIST. The Secretary shall prepare a complete list of stockholders entitled to vote at each stockholders' meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares registered in the name of each stockholder. Such list shall be open to inspection by any stockholder during the Corporation's usual business hours for a period of at least ten (10) days prior to such meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The stockholder list shall be produced and kept open at such meeting and at all times during such meeting shall be subject to inspection by any stockholder who is present.

         SECTION 13. INSPECTION OF BOOKS AND RECORDS. Any stockholder, in person or by attorney or other agent, shall upon written demand under oath stating the purpose thereof, have the right during usual business hours to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

         SECTION 14. ORDER OF BUSINESS. The order of business at all meetings of the stockholders shall be as determined by the Chairman of the meeting.

         SECTION 15. INSPECTORS. In advance of any meeting of the stockholders, the Chairman of the meeting shall appoint at least one inspector of elections to act at the meeting and make a written report thereof. Each inspector so appointed shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to best of his ability. The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the shares represented at a meeting and the validity of proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

                                   ARTICLE III
                               BOARD OF DIRECTORS
                               ------------------

         SECTION 1. BOARD OF DIRECTORS. The business, property and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and, subject to such restrictions as may be imposed by law, the Certificate of Incorporation or these Bylaws, the Board of Directors may exercise all of the powers of the Corporation. Directors need not be residents of the State of Delaware nor stockholders of the Corporation.

         SECTION 2. NUMBER OF DIRECTORS. The number of directors of the Corporation shall be not less than one (1) nor more than seven (7). The exact number of directors shall be five. This number may be changed, within the limits specified above, by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this bylaw duly adopted by the vote or written consent of the holders of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         SECTION 3. ELECTION AND TERM. Except as otherwise provided in Section 5 of this Article III, the directors shall be elected each year at the annual meeting of the stockholders, or at a special meeting of the stockholders held in lieu of the annual meeting if the same is not held when provided for by these Bylaws. Each director shall hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal. Each director shall qualify by expressly accepting his election to the Board or by acting as a director.

         SECTION 4. RESIGNATION. Any director or officer of the Corporation may resign at any time by giving written notice of his resignation to the Corporation. The resignation shall take effect at the time specified in the notice, or if no time is specified, at the time of its receipt by either the Board of Directors, the President or the Secretary of the Corporation. The acceptance of a resignation shall not be necessary to make it effective unless expressly so provided in the resignation.

         SECTION 5. VACANCY AND INCREASE. Any vacancy on the Board of Directors and any newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum, or by the sole remaining director. Each director so chosen shall be elected for the unexpired term of his predecessor in office and until his successor is duly elected and qualified.

         SECTION 6. REMOVAL. Except as otherwise provided by the Delaware General Corporation Law, any director of the Corporation may be removed from office at any time, with or without cause, by a majority of the stockholders entitled to vote at any stockholders' meeting at which a quorum is present.

                                   ARTICLE IV
                       MEETINGS OF THE BOARD OR DIRECTORS
                       ----------------------------------

         SECTION 1. PLACE OF MEETINGS. The Board of Directors of the Corporation may hold meetings, both annual and special, either within or without the State of Delaware.

         SECTION 2. ANNUAL MEETINGS. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of the stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of the annual meeting of the Board of Directors need not be given. In the event the annual meeting of the stockholders is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as specified in a written notice thereof provided in accordance with section 4 of this Article V.

         SECTION 3. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever and wherever called by the President, the Chief Executive Officer, the Chairman of the Board, the Secretary or by any member of the Board of Directors then in office at the place, day and time determined by the person or persons calling the meeting.

         SECTION 4. NOTICE. The Secretary or an officer designated by the Board of Directors shall give notice to each director of the date, time and place of each special meeting of the Board of Directors. Such notice shall be given either by United States mail at least three (3) days prior to the meeting or delivered personally or by telephone, telegram or telecopier to each director at least twenty-four (24) hours prior to the meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. In addition, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

         SECTION 5. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or the committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or such committee.

         SECTION 6. MEETING BY CONFERENCE TELEPHONE. Members of the Board of Directors, or any committee of the Board, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment so long as all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

         SECTION 7. QUORUM. A majority of the total number of directors shall constitute a quorum for the transaction of any and all business. If at any meeting of the Board of Directors less than a quorum is present, a majority of those directors present may adjourn the meeting without notice, other than by announcement at the meeting, until a quorum shall be present. The act of a majority of the directors present at any meeting of the Board of Directors at which there is a quorum shall constitute the act of the Board of Directors unless the act of a greater number is required by law, the Certificate of Incorporation or these Bylaws.

         SECTION 8. COMPENSATION. The Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid for their expenses, if any, incurred in attending each Board meeting and may be paid a fixed sum for attendance at each meeting or a stated salary as a director. Nothing contained herein shall preclude any director from serving the Corporation in any other capacity or from receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings if approved by resolution of the Board of Directors.

         SECTION 9. ORDER OF BUSINESS. At all meetings of the Board of Directors, business shall be transacted in such order as from time to time the Board of Directors may determine. The Chairman of the Board shall preside at all meetings of the Board, provided, however, that in the absence of the Chairman at the meeting, a temporary chairman shall be chosen by the Board from among the directors present and such temporary chairman so chosen shall preside at the meeting.

                                    ARTICLE V
                      COMMITTEES OF THE BOARD OF DIRECTORS
                      ------------------------------------

         SECTION 1. FORMATION. The Board of Directors, by resolution adopted by a majority of the number of directors fixed in accordance with these Bylaws, may designate an Executive Committee, an Audit Committee, a Compensation Committee and any other committee which the Board deems appropriate. Each committee shall consist of one or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee.

         SECTION 2. POWERS. Such committees, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation except where action of the Board of Directors is required by the Delaware General Corporation Law or other applicable law, and may authorize the seal of the Corporation to be affixed to all instruments, papers and documents which may require it; except that regardless of Board resolution, committees of the Board shall have no power to do any of the following: (i) amend the Certificate of Incorporation; (ii) adopt an agreement of merger or consolidation; (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets; (iv) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution; or (v) amend the Bylaws of the Corporation; or (vi) unless the resolution of the Board, the Certificate of Incorporation or these Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.

         SECTION 3. MEETINGS. Regular meetings of committees of the Board shall be held at such time and place as the committee may determine, and special meetings may be called at any time by an officer of the Corporation or by any member of the committee. No notice of any meeting of a committee of the Board shall be required, and a majority of the members of the committee shall constitute a quorum for the transaction of business. Minutes of all such meetings shall be kept and presented to the Board of Directors upon request.

                                   ARTICLE VI
                                    OFFICERS
                                    --------

         SECTION 1. PRINCIPAL OFFICERS. The officers of the Corporation shall be chosen by the Board of Directors. The principal officers shall be a Chief Executive Officer, a President, a Secretary, a Treasurer and such number of Vice Presidents, Assistant Secretaries or Assistant Treasurers as the Board may from time to time determine or elect. Any number of offices may be held by the same person.

         SECTION 2. ADDITIONAL OFFICERS. The Board may appoint such other officers and agents as it shall deem necessary who shall hold office for such term and shall exercise such powers and perform such duties as may be determined from time to time by the Board.

         SECTION 3. TERM OF OFFICE/RESIGNATION. Each officer shall hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal. Any officer may resign at any time upon giving written notice to the Corporation. Any resignation shall take effect at the time specified therein, or if no time is specified, the resignation shall take effect immediately upon receipt by the Corporation. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         SECTION 4. REMOVAL. All officers shall serve at the pleasure of the Board, and any officer or agent or member of any committee elected or appointed by the Board may be removed by the Board whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

         SECTION 5. POWERS AND DUTIES OF OFFICERS. Each officer shall perform the duties and exercise the powers expressly conferred or provided for in these Bylaws, as well as the usual duties and powers incident to such office, and such other duties and powers as may be assigned to him from time to time by the Board of Directors, the President or the Chief Executive Officer.

         SECTION 6. CHAIRMAN OF THE BOARD. The Board of Directors may select from among its members a Chairman of the Board who may preside at all meetings of the Board of Directors and approve the minutes of all proceedings. The Chairman shall consult with and advise the officers of the Corporation with respect to the conduct of the business and affairs of the Corporation.

         SECTION 7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the officer primarily responsible for implementing the policies and directives of the Board of Directors. The Chief Executive Officer shall have all of the same powers as are held by the President of the Corporation, and such additional general, executive and management powers as are specifically delegated to him by the Board of Directors or applicable law.

         SECTION 8. THE PRESIDENT. Subject to the control of the Board of Directors and the Chief Executive Officer, the President shall have general charge, management and control of the affairs, properties and operations of the Corporation in the ordinary course of its business, with all such duties, powers and authority with respect to such affairs, properties and operations as may be reasonably incident to such responsibilities; the President may appoint or employ and discharge employees and agents of the Corporation and fix their compensation; the President may make, execute, acknowledge and deliver any and all contracts, leases, deeds, conveyances, assignments, bills of sale, transfers, releases and receipts, any and all mortgages, deeds of trust, indentures, pledges, chattel mortgages, liens and hypothecations, and any and all bonds, debentures and notes, and any and all other obligations and encumbrances and any and all other instruments, documents and papers of any kind or character for and on behalf of and in the name of the Corporation, and, with the Secretary or an Assistant Secretary, the President may sign all certificates for shares of the capital stock of the Corporation; the President shall do and perform such other duties and have such additional authority and powers as from time to time may be assigned to or conferred upon him by the Board of Directors.

         SECTION 9. VICE PRESIDENTS. In the absence of the President or in the event of his disability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President shall perform such other duties as may be assigned to him from time to time by the President or by the Board of Directors of the Corporation.

         SECTION 10. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have general supervision, directions and control of the financial affairs of the Corporation and shall have such other powers and duties as may be prescribed by the Board of Directors. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer's signature is required.

         SECTION 11. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements and books belonging to the Corporation and shall deposit all monies and all other valuable affects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. Whenever required by the Board of Directors, the Treasurer shall render a statement of the Corporation's cash account. The Treasurer shall enter or cause to be entered on the books of the Corporation full and accurate accounts of all monies received and paid out by, for, or on account of the Corporation. The Treasurer shall keep such books of the Corporation under his supervision or direction. The Treasurer shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors. The

Treasurer shall perform all acts incident to the position of Treasurer subject always to the control of the Board of Directors. The Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of his duties in such form and amounts as the Board of Directors may require.

         SECTION 12. ASSISTANT TREASURERS. An Assistant Treasurer shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors may from time to time prescribe or perform such duties of the Treasurer as the Treasurer of this Corporation may delegate from time to time.

         SECTION 13. SECRETARY. The Secretary: (1) shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders in books provided for that purpose; (2) shall attend to the giving and serving of all notices; (3) may sign with the President or a Vice President in the name of the Corporation and/or attest the signatures of either to all contracts, conveyances, transfers, assignments, encumbrances, authorizations and all other instruments, documents and papers, of any and every description whatsoever, of or executed for or on behalf of the Corporation and affix the seal of the Corporation thereto; (4) may sign with the President or a Vice President all certificates for shares of the capital stock of the Corporation and affix the corporate seal of the Corporation thereto; (5) shall have charge of and maintain and keep or supervise and control the maintenance and keeping of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors may authorize, direct or provide for, all of which shall at all reasonable times be open to the inspection of any director, upon request, at the office of the Corporation during business hours;
(6) shall in general perform all the duties incident to the office of Secretary; and (7) shall have such other powers and duties as may be conferred upon or assigned to him by the Board of Directors, subject always to the control of the Board of Directors.

         SECTION 14. ASSISTANT SECRETARIES. Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be conferred upon or assigned to him by the Board of Directors or the Secretary. The Assistant Secretaries shall have and exercise the powers of the Secretary during that officer's absence or inability to act.

                                   ARTICLE VII
                    CONFLICT OF INTEREST AND INDEMNIFICATION
                    ----------------------------------------

         SECTION 1. DIRECTORS' AND OFFICERS' INTERESTS IN CONTRACTS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors, stockholders or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

                  (a) the material facts as to such relationship or interest and as to the contract or transaction are disclosed or known to the Board of Directors or committee of the Board, and the Board of Directors or committee of the Board in good faith authorizes, approves or ratifies the contract or other transaction by the affirmative vote of a majority of the disinterested directors present, even though the disinterested directors be less than a quorum (such interested director to be counted only in calculating the presence of a quorum); or,

                  (b) the material facts as to such relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon, and such contract or other transaction is specifically approved in good faith by the stockholders; or

                  (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

         SECTION 2. NONLIABILITY OF DIRECTORS IN CERTAIN CASES. A member of the Board of Directors, or a member of any committee of the Board, shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

         SECTION 3. INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS; INSURANCE.

                  (a) The Corporation shall have power to indemnify to the fullest extent permitted by applicable law as it presently exists or hereafter be amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b) The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections
         (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or
         (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or (3) by the stockholders.

                  (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

                  (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of stockholders, or of disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

                  (g) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

                  (h) For purposes of this section, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                  (i) For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                  (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

                  (k) Any repeal or modification of the foregoing provisions of this Article VII shall not adequately affect any right or protection hereunder of any person with respect to any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII
                          BOOKS, DOCUMENTS AND ACCOUNTS
                          -----------------------------

         Subject to the provisions of Article II, Section 13 hereof, the Board of Directors shall have power to keep the books, documents and accounts of the Corporation outside of the State of Delaware. A record of the Corporation's stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each, shall be kept at its registered office or principal place of business, or at the office of its transfer agent or registrar.

                                   ARTICLE IX
                                  CAPITAL STOCK
                                  -------------

         SECTION 1. STOCK CERTIFICATES. Every owner of shares in this Corporation shall be entitled to have a certificate in such form, as not inconsistent with the Certificate of Incorporation or any law, as may be prescribed by the Board of Directors, certifying the number of shares, and the class or series, owned by him in the Corporation. Every certificate for shares shall be signed by the Chairman of Board or the President and the Secretary or an Assistant Secretary. Unless otherwise provided by law, signatures may be facsimile and shall be effective irrespective of whether any person whose signature appears on the certificates shall have ceased to be an officer before the certificate is delivered by the Corporation. Such certificates issued shall bear all statements or legends required by law to be affixed thereto.

         SECTION 2. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by the laws of the State of Delaware and these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate, or by his attorney-in-fact or legal representative, duly and lawfully authorized in writing, and upon the surrender of the certificate therefor, which shall be cancelled. A new certificate shall be issued for a like number of shares.

         SECTION 3. REGISTERED STOCKHOLDERS. To the extent permitted by applicable law, the Corporation shall be entitled to treat the person in whose name any share of stock or any warrant, right or option is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share, warrant, right or option on the part of any other person, whether or not the Corporation shall have express or other notice thereof.

         SECTION 4. NEW CERTIFICATES. The Corporation may issue a new certificate for shares in place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         SECTION 5. DIVIDENDS. Subject to the limitations contained in the Delaware General Corporation Law and Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of the Corporation's capital stock, which dividends may be paid either in cash, securities of the Corporation or other property.

         SECTION 6. RECORD DATE.

                  (a) The Board of Directors may fix a record date for the determination of the stockholders entitled to notice of, or to vote at any meeting of the stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights with respect to any change, conversion or exchange of stock or for the purpose of any other lawful action. The record date so fixed shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and:

                           (i) in the case of determining stockholders entitled
                  to vote at any meeting of the stockholders, shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, unless otherwise provided by law;

                           (ii) in the case of determining stockholders entitled
                  to consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the date is adopted by the Board of Directors; and

                           (iii) in the case of any other action, shall not be
                  more than sixty (60) days prior to any other action.

                  (b) The determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (c) If no record date is fixed by the Board of Directors:

                           (i) the record date for determining stockholders
                  entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which the notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

                           (ii) the record date for determining stockholders
                  entitled to express consent to corporate action in writing, when no prior action of the Board of Directors is required by law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board is required by law, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and

                           (iii) the record date for determining stockholders
                  for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

         SECTION 7. REGULATIONS. The Board of Directors shall have power and authority to make all such rules and regulations as they may deem appropriate or necessary concerning the issue, transfer and registration or the replacement of certificates for shares of the capital stock of the Corporation, provided that such rules and regulations shall not be inconsistent with applicable law, the Certificate of Incorporation or these Bylaws.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         SECTION 1. FISCAL YEAR. The Board of Directors shall establish a fiscal year for the Corporation.

         SECTION 2. SEAL. The Board of Directors shall have the power to prescribe a form of seal for the Corporation and to use it by causing it or a facsimile thereof to be impressed, affixed, printed or reproduced in any other manner.

         SECTION 3. SECURITIES OF OTHER CORPORATIONS. The President of the Corporation or any person authorized by the Board of Directors shall have power and authority to transfer, endorse for transfer, vote, consent or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute and deliver any waiver, proxy or consent with respect to any such securities.

         SECTION 4. DEPOSITORIES. Funds of the Corporation not otherwise employed shall be deposited from time to time in such banks or other depositories as either the Board of Directors, the President or the Treasurer may select or approve.

         SECTION 5. SIGNING OF CHECKS, NOTES, ETC. Unless otherwise provided by law or these Bylaws, all checks, drafts and other orders for the payment of money out of funds of the Corporation and all notes and other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner, and by such officer or person, as shall from time to time be authorized by the Board of Directors.

         SECTION 6. PERSONS. Wherever used or appearing in these Bylaws, all pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

         SECTION 7. LAWS AND STATUTES. Wherever used or appearing in these Bylaws, the words "law" or "laws" or "statute" or "statutes," respectively, shall mean and refer to laws and statutes, or a law or a statute, of the State of Delaware, to the extent only that such is or are expressly applicable, except where otherwise expressly stated or the context requires that such words not be so limited.

         SECTION 8. HEADINGS. The headings of the Articles and Sections of these Bylaws are inserted for convenience of reference only and shall not be deemed to be a part thereof or used in the construction or interpretation thereof.

                                   ARTICLE XI
                                   AMENDMENTS
                                   ----------

         These Bylaws may be amended or repealed or new Bylaws may be made or adopted:

                  (a) by the affirmative vote of the holders of at least a majority of the outstanding stock of this Corporation at any annual or special meeting of the stockholders; or

                  (b) by the affirmative vote of a majority of the Directors present at any meeting of the Board of Directors at which a quorum is present, provided that such action is authorized in the Certificate of Incorporation.

                                                                       EXHIBIT D

IC 23-1-44
      Chapter 44. Dissenters' Rights

IC 23-1-44-1
         Sec. 1. As used in this chapter, "corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-2
      Sec. 2. As used in this chapter, "dissenter" means a shareholder who is entitled to dissent from corporate action under section 8 of this chapter and who exercises that right when and in the manner required by sections 10 through 18 of this chapter.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-3
      Sec. 3. As used in this chapter, "fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-4
      Sec. 4. As used in this chapter, "interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-5
      Sec. 5. As used in this chapter, "record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent that treatment as a record shareholder is provided under a recognition procedure or a disclosure procedure established under IC 23-1-30-4.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-6
         Sec. 6. As used in this chapter, "beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-7
         Sec. 7. As used in this chapter, "shareholder" means the record shareholder or the beneficial shareholder.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-8
         Sec. 8. (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:
              (1) Consummation of a plan of merger to which the corporation is a party if:
                  (A) shareholder approval is required for the merger by IC 23-1-40-3 or the articles of incorporation; and
                  (B) the shareholder is entitled to vote on the merger.
              (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.
              (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale.
              (4) The approval of a control share acquisition under IC 23-1-42.
              (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.
         (b) This section does not apply to the holders of shares of any class or series if, on the date fixed to determine the shareholders entitled to receive notice of and vote at the meeting of shareholders at which the merger, plan of share exchange, or sale or exchange of property is to be acted on, the shares of that class or series were:
              (1) registered on a United States securities exchange registered under the Exchange Act (as defined in IC 23-1-43-9); or
              (2) traded on the National Association of Securities Dealers, Inc. Automated Quotations System Over-the-Counter Markets, National Market Issues or a similar market.
         (c) A shareholder:
              (1) who is entitled to dissent and obtain payment for the shareholder's shares under this chapter; or
              (2) who would be so entitled to dissent and obtain payment but for the provisions of subsection (b);
                   may not challenge the corporate action creating (or that, but for the provisions of subsection (b), would have created) the shareholder's entitlement.
AS ADDED BY P.L.149-1986, SEC.28. AMENDED BY P.L.107-1987, SEC.19.

IC 23-1-44-9
         Sec. 9. (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one
(1) person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.
         (b) A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if:

              (1) the beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
              (2) the beneficial shareholder does so with respect to all the beneficial shareholder's shares or those shares over which the beneficial shareholder has power to direct the vote.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-10
         Sec. 10. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter.
         (b) If corporate action creating dissenters' rights under section 8 of this chapter is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 12 of this chapter.
AS ADDED BY P.L.149-1986, SEC.28. AMENDED BY P.L.107-1987, SEC.20.

IC 23-1-44-11
         Sec. 11. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
              (1) must deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated; and
              (2) must not vote the shareholder's shares in favor of the proposed action.
         (b) A shareholder who does not satisfy the requirements of subsection
(a) is not entitled to payment for the shareholder's shares under this chapter. AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-12
         Sec. 12. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 11 of this chapter.
         (b) The dissenters' notice must be sent no later than ten (10) days after approval by the shareholders, or if corporate action is taken without approval by the shareholders, then ten (10) days after the corporate action was taken. The dissenters' notice must:
              (1) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
              (2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
              (3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;
              (4) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the subsection (a) notice is delivered; and
              (5) be accompanied by a copy of this chapter.
AS ADDED BY P.L.149-1986, SEC.28.


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IC 23-1-44-13
         Sec. 13. (a) A shareholder sent a dissenters' notice described in IC 23-1-42-11 or in section 12 of this chapter must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice under section 12(b)(3) of this chapter, and deposit the shareholder's certificates in accordance with the terms of the notice.
         (b) The shareholder who demands payment and deposits the shareholder's shares under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.
         (c) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter and is considered, for purposes of this article, to have voted the shareholder's shares in favor of the proposed corporate action.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-14
         Sec. 14. (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 16 of this chapter.
         (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-15
         Sec. 15. (a) Except as provided in section 17 of this chapter, as soon as the proposed corporate action is taken, or, if the transaction did not need shareholder approval and has been completed, upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 13 of this chapter the amount the corporation estimates to be the fair value of the dissenter's shares.
         (b) The payment must be accompanied by:
              (1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
              (2) a statement of the corporation's estimate of the fair value of the shares; and
              (3) a statement of the dissenter's right to demand payment under section 18 of this chapter.
AS ADDED BY P.L.149-1986, SEC.28. AMENDED BY P.L.107-1987, SEC.21.

IC 23-1-44-16
         Sec. 16. (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.


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         (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 12 of this chapter and repeat the payment demand procedure.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-17
         Sec. 17. (a) A corporation may elect to withhold payment required by section 15 of this chapter from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
         (b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares and a statement of the dissenter's right to demand payment under section 18 of this chapter.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-18
         Sec. 18. (a) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and demand payment of the dissenter's estimate (less any payment under section 15 of this chapter), or reject the corporation's offer under section 17 of this chapter and demand payment of the fair value of the dissenter's shares, if:
              (1) the dissenter believes that the amount paid under section 15 of this chapter or offered under section 17 of this chapter is less than the fair value of the dissenter's shares;
              (2) the corporation fails to make payment under section 15 of this chapter within sixty (60) days after the date set for demanding payment; or
              (3) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.
         (b) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for the dissenter's shares.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-19
         Sec. 19. (a) If a demand for payment under IC 23-1-42-11 or under section 18 of this chapter remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
         (b) The corporation shall commence the proceeding in the circuit or superior court of the county where a corporation's principal office (or, if none in Indiana, its registered office) is located. If the corporation is a foreign corporation without a registered office in Indiana, it shall commence the proceeding in the county in Indiana where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.


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         (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
         (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
         (e) Each dissenter made a party to the proceeding is entitled to judgment:
              (1) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or
              (2) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 17 of this chapter.
AS ADDED BY P.L.149-1986, SEC.28.

IC 23-1-44-20
         Sec. 20. (a) The court in an appraisal proceeding commenced under section 19 of this chapter shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against such parties and in such amounts as the court finds equitable.
         (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

              (1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 10 through 18 of this chapter; or

              (2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.
         (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.
AS ADDED BY P.L.149-1986, SEC.28.




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